SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 23, 2005
ENTREMED, INC.
(Exact name of issuer as specified in charter)

Delaware	0-20713	58-1959440
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation		Number)
9640 Medical Center Drive
Rockville, Maryland

(Address of principal executive offices)
20850

(Zip code)
(301) 217-9858

(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
      On December 22, 2005, EntreMed, Inc. issued a press release and held an analyst conference call announcing that it has entered into an Agreement and Plan of Merger with Miikana Therapeutics, Inc. and E.M.K. Sub, Inc. under which E.M.K. Sub, Inc. will be merged with Miikana Therapeutics, with Miikana Therapeutics, Inc. being the surviving entity and a wholly owned subsidiary of EntreMed, Inc. The press release and a transcript of the analyst conference call are furnished, respectively, as Exhibits 99.1 and 99.2 hereto.
      In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report of Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
(c) The following items are filed as exhibits to this report:
99.1 Press release, dated December 22, 2005, issued by EntreMed, Inc.
99.2 Transcript of analyst conference call, dated December 22, 2005.

SIGNATURES
     Pursuant to the requirements of the Exchange Act, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

ENTREMED, INC.
By	/s/ Dane Saglio
Dane Saglio
Chief Financial Officer

Date: December 23, 2005

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